SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549




                             FORM 8-K

                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)
November 21, 1996



                        Cerner Corporation
      (Exact name of Registrant as specified in its charter)

          Delaware                             0-15386
(State or other jurisdiction of         (Commission File Number)
Incorporation)

                            43-1196944
          (I.R.S. Employer Identification No.)



2800 Rockcreek Parkway, Suite 601, Kansas City, Missouri  64117
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code
(816) 221-1024


_________________________________________________________________
  (Former name or  former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     One November 21, 1996, the Board of Directors of Cerner
Corporation (the "Company") adopted a Stock Repurchase Plan, which is described in the Press Release which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     On November 21, 1996, the Board of Directors of Cerner Corporation (the "Company") declared a dividend distribution of one right (a "Right") for each outstanding share of the Company's common stock, par value $.01 per share (the "Common Stock"), payable to stockholders of record at the close of business on December 2, 1996 (the "Record Date") and with respect to the Common Stock issued thereafter until the Distribution Date (defined below) and, in certain circumstances, with respect to the Common Stock issued after the Distribution Date. Except as set forth below, each Right, when it becomes exercisable, entitles the registered holder to purchase from the Company a unit consisting initially of one one-thousandth of a share (a "Unit") of Series A Preferred Stock, par value $.01 per share (the "Preferred Stock"), of the Company, at a purchase price of $80.00 per Unit, subject to adjustment (the "Purchase Price"). The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement"), dated as of November 21, 1996, between the Company and UMB Bank, n.a., as Rights Agent.

     Initially, the Rights will be attached to all certificates representing shares of Common Stock then outstanding, and no separate certificates evidencing the Rights ("Rights Certificates") will be distributed. The Rights will separate from the Common Stock and a Distribution Date will occur upon the earlier of (i) ten days following public announcement or disclosure that a person has become an "Acquiring Person" (defined below), or (ii) ten business days (or such later date as the Board shall determine) following the commencement of, or an announcement of an intention to commence, a tender or exchange offer that would result in a person or group becoming an "Acquiring Person." Except as set forth below, an "Acquiring Person" is collectively a person, together with all Affiliates (defined below) and Associates (defined below) of such person who or which has acquired beneficial ownership of 15% or more of the outstanding shares of Common Stock except pursuant to a Qualifying Offer (defined below). The term "Acquiring Person" excludes (i) the Company, (ii) any subsidiary of the Company,
(iii) any employee benefit plan of the Company or any subsidiary of the Company, (iv) any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan, and (v) any person, together with such person's Affiliates and Associates, who or which becomes a beneficial owner of 15% or more of the outstanding shares of Common Stock as a result of acquiring such shares directly from the Company.

     An "Affiliate" of a person is a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person
       specified.  An "Associate" of a person is (i) any corporation or organization (other than the Company or any majority-owned subsidiary of the Company) of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, (ii) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of such person or any of its parents or subsidiaries.

     No person shall become an "Acquiring Person" either: (i) as the result of an acquisition of Common Stock by the Company which, by reducing the number of such shares then outstanding, increases the proportionate number of shares beneficially owned by such person, together with all Affiliates and Associates of such person, unless such persons, after such share purchases by the Company, becomes the beneficial owner of additional shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock (other than pursuant to a Qualifying Offer); or (ii) the Board of Directors of the Company determines in good faith that a person who would otherwise be an "Acquiring Person" has become such inadvertently, and such person divests as promptly as practicable a sufficient number of shares of Common Stock so that such person would no longer be an Acquiring Person.

     Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates and will be transferred with and only with such Common Stock certificates,
(ii) new Common Stock certificates issued after the Record Date will contain a notation incorporating the Rights Agreement by reference, and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. Pursuant to the Rights Agreement, the Company reserves the right to require prior to the occurrence of a Triggering Event (defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

     As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except in certain circumstances specified in the Rights Agreement or as otherwise determined by the Board of Directors, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

     The Rights are not exercisable until after the Distribution Date and until the Rights are no longer are redeemable. The Rights will expire at the close of business on November 21, 2006, unless extended or earlier redeemed by the Company as described below.

     In the event that, at any time following the Distribution Date, a person becomes an Acquiring Person, except pursuant to an offer for all outstanding shares of Common Stock which a majority of the directors determine, after receiving advice from one or more nationally recognized investment banking firms, to be fair to the stockholders and otherwise in the best interests of the Company and its stockholders (other than the Acquiring Person on whose behalf the offer is being made) (a "Qualifying Offer"), each holder of a Right will thereafter have the right to receive, upon exercise of the Right, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the Purchase Price of the Right. Notwithstanding any of the foregoing, following the occurrence of the event set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person (or any Affiliate or Associate of an Acquiring Person) will be null and void and nontransferable and any holder of any such Right (including any purported transferee or subsequent holder) will be unable to exercise or transfer any such right. For example, at a Purchase Price of $80.00 per Right, each Right not owned by an Acquiring Person following an event set forth in the preceding paragraph would entitle its holder to purchase $160.00 worth of Common Stock (or other consideration, as noted above) for $80.00. Assuming that the Common Stock had a per share value of $12.00 at such time, the holder of each valid Right would be entitled to purchase 13.3 shares of Common Stock for $80.00.

     In the event that, at any time following the date on which there has been public announcement or disclosure that a person has become an Acquiring Person or of facts indicating that such person has become an Acquiring Person (the "Stock Acquisition Date"), (i) the Company merges or consolidates with another corporation or association in a transaction in which the holders of all of the outstanding shares of Common Stock immediately prior to the consummation of the transaction are not the holders of all of the surviving corporation's voting power, or (ii) more than 50% of the Company's assets or earning power is sold or transferred, in either case with or to an Acquiring Person or any Affiliate or Associate or any other person in which such Acquiring Person, Affiliate or Associate has an interest or any person acting on behalf of or in concert with such Acquiring Person, Affiliate or Associate, or, if in such transaction all holders of Common Stock are not treated alike, any other person, then each holder of a Right (except Rights which previously have been voided as set forth above), shall thereafter have the right to receive upon exercise of the Right, common stock of the acquiring company having a value equal to two times the Purchase Price of the Right. The events set forth in this paragraph and in the preceding paragraph are referred to as the "Triggering Events."

     The Purchase Price payable, and the number of Units of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or convertible into Preferred Stock with a conversion price, less than the current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets or of subscription rights or warrants (other than those referred to above).

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least
1% of the Purchase Price.

     Because of the nature of the Preferred Stock's dividend, liquidation and voting rights, the value of the one Unit of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock. Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preferred Stock will be entitled to a quarterly dividend payment of 1000 times the dividend declared per share of Common Stock. Preferred Stock will only be entitled to receive dividends when concurrently declared with the Common Stock and then at a rate equal to 1000 times the amount per share to be received by holders of Common Stock. In the event of liquidation, the holders of shares of Preferred Stock will be entitled to receive (i) a minimum preferential liquidation payment of $1,000.00 per share; and (ii) after the holders of shares of Common Stock receive a liquidation payment of $1.00 per share, then the holders of shares of Preferred Stock and the holders of shares of Common Stock will share the remaining assets in the ratio of 1000 to 1 (as adjusted) for each share of Preferred Stock and Common Stock so held, respectively. Each share of Preferred Stock will have 1000 votes, voting together with the shares of Common Stock. These rights are protected by customary antidilution provisions.

     At any time until ten business days following the Stock Acquisition Date (or such later date as the Board of Directors may determine), the Company may redeem the Rights in whole, but not in part, at a price (the "Redemption Price") of $.01 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board of Directors) by resolution of the Board of Directors. Immediately upon such action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income upon the Distribution Date.

     Any of the provisions of the Rights Agreement may be amended by resolution of the Company's Board of Directors prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement, other than those provisions relating to the principal economic terms of the Rights, may be amended from time to time by resolution of the Company's Board of Directors in order to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person or its affiliates or associates), or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to adjust the time period governing redemption shall be made at such time as the Rights are not redeemable.

     The Rights Agreement between the Company and the Rights Agent specifying the terms of the Rights, which includes as Exhibit B the Form of Rights Certificate, is attached hereto as
Exhibit 4.1 and is incorporated herein by reference. The foregoing description of the Rights does not purport to be complete and is qualified in its entirety by reference to such Exhibits.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.

     (a)  Financial Statements of Business Acquired:   None

     (b)  Pro Forma Financial Information:   None

     (c)  Exhibits:

          4.1 Rights Agreement, dated as of November 21, 1996, between Cerner Corporation and UMB Bank, n.a., as Rights Agent, which includes the Form of Certificate of Designation, Preferences and Rights of Series A Preferred Stock of Cerner Corporation, as Exhibit A, the Form of Rights Certificate, as Exhibit B, and the Summary of Rights to Purchase Preferred Stock, as Exhibit C.

          99.1 Press Release issued November 21, 1996.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   CERNER CORPORATION


Date: November 21, 1996            By:    /s/ Marc Naughton
                                        Marc Naughton,
                                        Chief Financial Officer

                          EXHIBIT INDEX



Exhibit
Number    Description                                      Page

4.1 Rights Agreement, dated as of November 21, 1996, between Cerner Corporation andUMB Bank, n.a., as Rights Agent, which includes the Form of Certificate of Designation, Preferences and Rights of Series A
     Preferred Stock of Cerner Corporation, as Exhibit A, the Form of Rights Certificate, as Exhibit B, and the Summary of Rights to Purchase Preferred Stock, as
     Exhibit C.

99.1 Press Release issued November 21, 1996.